Exhibit 10.1

AMENDMENT NO. 18 TO AMENDED AND RESTATED COMMERCIAL LOAN AND SECURITY AGREEMENT AND NOTE AMENDMENT

This AMENDMENT NO. 18 TO AMENDED AND RESTATED COMMERCIAL LOAN AND SECURITY AGREEMENT AND NOTE AMENDMENT (this “Agreement”) is made as of the 1st day of November, 2011, by and among TRANS-LUX CORPORATION, a Delaware corporation, with its chief executive office and principal place of business located at 26 Pearl Street, Norwalk, Connecticut 06850 (“Borrower”), each of the other corporations signatory hereto as guarantors (collectively, the “Guarantors”), and PEOPLE’S UNITED BANK (formerly known as People’s Bank), a Connecticut chartered banking corporation with an office located at 350 Bedford Street, Stamford, Connecticut 06901 (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender has made certain loans (collectively, the “Loans”) to Borrower pursuant to a certain Amended and Restated Commercial Loan and Security Agreement dated as of December 23, 2004 (the “Original LSA”), as amended by a certain Amendment No.1 to Amended and Restated Commercial Loan and Security Agreement dated as of May 9, 2006, as further amended by a letter agreement dated November 16, 2006, as further amended by a letter agreement dated April 2, 2007, as further amended by a letter agreement dated May 17, 2007 as further amended by a certain Amendment No. 5 to Amended and Restated Commercial Loan and Security Agreement dated as of August 9, 2007, as further amended by a letter agreement dated March 24, 2008, as further amended by a letter agreement dated March 27, 2008, as further amended by a certain Amendment No. 8 to Amended and Restated Commercial Loan and Security Agreement dated as of May 20, 2008, as further amended by a certain Amendment No. 9 to Amended and Restated Commercial Loan and Security Agreement dated as of July 16, 2008, as further amended by a letter agreement dated August 13, 2008, as further amended by a letter agreement dated November 14, 2008, as further amended by a letter agreement dated November 20, 2008, as further amended by a certain Amendment No. 13 to Amended and Restated Commercial Loan and Security Agreement and Waiver Agreement dated as of September 4, 2009, as further amended by a certain  Amendment No. 14 to Amended and Restated Commercial Loan and Security Agreement and Waiver Agreement dated as of April 2, 2010, as further amended by a certain Amendment No. 15 to Amended and Restated Commercial Loan and Security Agreement and Waiver Agreement dated as of August 1, 2010, as further amended by a certain, as further amended by a certain Amendment No. 16 to Amended and Restated Commercial Loan and Security Agreement and Waiver Agreement dated as of May 1, 2011, as further amended by a certain Amendment No. 17 to Amended and Restated Commercial Loan and Security Agreement and Consent Agreement dated as of June 15, 2011  (collectively, the “Prior Amendments”);

WHEREAS, in addition to the Prior Amendments, the Original LSA was also amended by a letter agreement dated April 20, 2009 and a letter agreement dated August 14, 2009 (collectively, the “2009 Letter Agreements”) (the Original LSA, as amended by the Prior Amendments and the 2009 Letter Agreements and as further amended from time to time, being hereinafter referred to as, the “LSA”);

WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the LSA;

WHEREAS, (a) the Guarantors (other than Trans-Lux Southwest Corporation and Trans-Lux Energy Corporation) have guaranteed all obligations of the Borrower to the Lender under the LSA and related Loan Documents pursuant to a certain Amended and Restated Unlimited Guaranty dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the “Original Guarantor Guaranty”); and (b) Trans-Lux Southwest Corporation and Trans-Lux Energy Corporation have guaranteed all obligations of the Borrower to the Lender under the LSA and related Loan Documents pursuant to a certain Unlimited Guaranty dated as of May 1, 2011 (as the same may be amended or reaffirmed from time to time, the “Additional Guarantor Guaranty” and together with the Original Guarantor Guaranty, the “Guaranty”);

WHEREAS, as security for its obligations to the Lender, including, without limitation, those arising under the LSA the Borrower has, among other things, granted to the Lender a lien on and security interest in all of its personal property assets pursuant to the LSA;

WHEREAS, as security for their respective obligations to the Lender under the Guaranty, each Secured Guarantor has granted to the Lender a lien on and security interest in all of its personal property assets pursuant to a certain Amended and Restated Guarantor Security Agreement dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the “Guarantor Security Agreement”);

WHEREAS, Borrower and the Guarantors (collectively, the “Obligors”) have requested Lender to extend the maturity date of the Revolving Loans and the Converted Term Loan to December 1, 2011; and

WHEREAS, Section 10.1 of the LSA provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Lender and Borrower.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each Obligor agree as follows:

1.

Acknowledgments, Affirmations and Representations and Warranties.

a.

The Obligors acknowledge, affirm, represent and warrant that:

(i)

All of the statements contained herein are true and correct and that each understands that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

(ii)

As of October 31, 2011 the Borrower is legally and validly indebted to the Lender: (A) by virtue of the Revolving Loan in the principal outstanding amount of [$4,000,000.00], and (B) by virtue of the Converted Term Loan in the principal amount of [$370,833.00], plus interest and fees accrued and accruing on each of the foregoing and costs and expenses of collection, including without limitation, attorneys' fees, relating thereto and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

(iii)

Each Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty and there is no defense, offset or counterclaim with respect thereto or independent claim or action against the Lender.

(iv)

The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

(v)

The Borrower has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

(vi)

The resolutions previously adopted by the Board of Directors of each of the Guarantors and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

(vii)

Each Guarantor has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

(viii)

All representations, warranties and covenants contained in, and schedules and exhibits to, the LSA, the Guaranty and the other Loan Documents are true and correct in all material respects on and as of the date hereof, are incorporated herein by reference and are hereby remade except that Schedule 4.4(c) to the LSA relating to outstanding indebtedness of the Borrower and the Guarantors is hereby updated and replaced with Schedule 4.4(c) attached hereto.

(ix)

No Default currently exists under the LSA, the Guaranty or any of the other Loan Documents and no condition exists which would constitute a default or an event of default (howsoever defined) under any of the Loan Documents but for the giving of notice or passage of time, or both.

(x)

The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or any Guarantor’s Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any Guarantor is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or any Guarantor.

2.

Amendment of LSA, Converted Term Note and other Loan Documents.

a.

Section 1.1 of the LSA entitled “Defined Terms” is amended as follows:

(i)

by deleting the definition of “Maturity Date” set forth therein in its entirety and by substituting the following therefor:

“Maturity Date” means: (i) with respect to the Converted Term Loan, December 1, 2011; and (ii) with respect to all outstanding Revolving Loans, December 1, 2011.

(ii)

by deleting the definition of “Termination Date” set forth therein in its entirety and by substituting the following therefor:

“Termination Date” means: (i) with respect to the Line of Credit Commitment December 31, 2006; and (ii) with respect to the Revolving Loan Commitment, December 1, 2011.

b.

The Converted Term Note is hereby amended by deleting the date “October 1, 2011” appearing in the second full paragraph of such Converted Term Note and by substituting therefor the date “November 1, 2011”.

c.

Any reference in any of the Notes or any of the other Loan Documents to: (i) the Amended and Restated Commercial Loan and Security Agreement between the Borrower and the Lender dated as of December 23, 2004 (howsoever defined) shall be amended to refer to and mean the Original LSA, as amended by the Amendments and as further amended and modified by this Agreement; and (ii) the Converted Term Note shall refer to and mean the Fourth Amended and Restated Converted Term Loan Promissory Note of the Borrower in favor of the Lender dated as of May 1, 2011, in the original principal amount of $770,833.00, as amended by this Agreement.

3.

Conditions to Effectiveness. The effectiveness of this Agreement is subject to the prior satisfaction of the following conditions precedent (the date of such satisfaction herein referred to as the “Amendment Effective Date”):

a.

The representations and warranties of the Obligors contained herein shall be true and correct in all material respects.

b.

There shall exist no Default or Event of Default.

c.

The Lender shall have received evidence satisfactory to the Lender that all requisite corporate and company action necessary for the valid execution, delivery and performance by each of the Obligors of this Agreement and all other instruments and documents delivered by the Obligors, or any one of them, in connection herewith has been taken.

4.

Effect of Amendment; Reaffirmation of Liens and other Obligations.  Lender and each Obligor hereby agree and acknowledge that (except as provided in this Agreement), the LSA, the Guaranty, the Notes and the other Loan Documents (together with all Schedules and Exhibits attached hereto) remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and each Obligor that this Agreement and the LSA be read, construed and interpreted as one and the same instrument.  In addition, without limiting the generality of the foregoing: (i) the Borrower acknowledges, affirms and agrees that the Lender’s security interest in the Collateral shall continue to secure any and all of the Borrower's indebtedness to the Lender, including without limitation, the indebtedness arising under the LSA, as amended hereby; and (ii) each Guarantor acknowledges, affirms and agrees that (A) the Obligations of the Borrower to the Lender which have been guaranteed by such Guarantor include, without limitation the Loans, as modified hereby; and (B) each Secured Guarantor acknowledges, affirms and agrees that the Lender’s security interest in the Collateral (as defined in the Guarantor Security Agreement) shall continue to secure the payment and performance of all of its obligations and liabilities to the Lender arising under the Guaranty.

5.

Fees and Expenses. The Borrower agrees to pay all reasonable legal fees and expenses of Lender incurred in connection with the preparation, negotiation and execution of this Agreement.

6.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

7.

Counterparts.  This Agreement may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

8.

Capitalized Terms.  All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the LSA.

9.

Benefit.  This Agreement shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Agreement as of the date first above written.

WITNESSES:

/s/ witness	TRANS-LUX CORPORATION

/s/ witness	By:	/s/ Angela D. Toppi
	Name:	Angela D. Toppi
	Its:	Executive Vice President
Duly Authorized

TRANS-LUX DISPLAY CORPORATION
TRANS-LUX MIDWEST CORPORATION
TRANS-LUX COMMERCIAL CORPORATION (f/k/a Trans-Lux West Corporation)
TRANS-LUX SERVICE CORPORATION
TRANS-LUX MONTEZUMA CORPORATION
TRANS-LUX REAL ESTATE CORPORATION
TRANS-LUX MULTI-MEDIA CORPORATION
TRANS-LUX LOVELAND CORPORATION
TRANS-LUX MOVIE OPERATIONS CORPORATION
TRANS-LUX MULTIMEDIA CORPORATION
TRANS-LUX SOUTHWEST CORPORATION
TRANS-LUX ENERGY CORPORATION

/s/ witness

/s/ witness	By:	/s/ Angela D. Toppi
	Name:	Angela D. Toppi
	Its:	Executive Vice President

/s/ witness	PEOPLE’S UNITED BANK (formerly known as
People’s Bank)

/s/ witness	By:	/s/ Sean E. McGrath
	Name:	Sean E. McGrath
	Its:	Assistant Vice President - Commercial Lending
Duly Authorized 11/1/11